Rule 497(e)
Legg Mason Partners Funds Trust	File Nos. 33-05819
(formerly, Salomon Funds Trust)	and 811-05034

Supplement dated November 20, 2006

to the Prospectus of Legg Mason Partners New York Tax Free Bond Fund

(formerly, Salomon Brothers New York Tax Free Bond Fund)

dated May 1, 2006

The following information replaces the applicable information in “Investments, risks and performance—Performance information” and “Investments, risks and performance—Example” in the fund’s Prospectus.

Performance information

As of November 20, 2006, the maximum initial sales charge on Class A shares of the fund increased from 4.00% to 4.25% for shares purchased on or after that date. Also as of November 20, 2006, the maximum contingent deferred sales charge on Class B shares of the fund increased from 4.00% to 4.50% for shares purchased on or after that date. The average annual returns for Class A and Class B shares in the table below have been calculated as if the applicable increased sales charge had been in effect for the entire period.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					9/8/1986

Return before taxes	(2.40)%	3.74%	4.53%	5.82%

Return after taxes on distributions(1)	(2.40)%	3.74%	4.53%

Return after taxes on distributions and sale of fund shares(1)	(0.36)%	3.79%	4.52%

Class B					11/19/2001

Return before taxes	(3.25)%	N/A	N/A	3.37%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

Example

The costs of investing in Class A and Class B shares of the fund will increase as a result of the increase in the maximum initial sales charge relating to Class A shares and the contingent deferred sales charge and change in conversion feature relating to Class B shares (as shown in the example below). This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission for this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$516	$709	$918	$1,519

Class B (redemption at end of period)	$666	$967	$1,244	$2,155	(1)

Class B (no redemption)	$216	$667	$1,144	$2,155	(1)

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

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